UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2010

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Fixed-Income Shares, Inc.

Government STIF Portfolio

April 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2009		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Government STIF Portfolio	$1,000	$1,000	$1,000.54	$1,024.60	$0.20	$0.20
*	Expenses are equal to the classes’ annualized expense ratio of 0.04%. Hypothetical expense is equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

April 30, 2010

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
U.S. Government & Government Sponsored Agency Obligations – 82.8%
Bank of America Corp. – FDIC Insured
9/13/10(a)	0.29%	$15,700	$15,700,000
7/29/10(a)	0.38%	10,300	10,300,000
Citigroup Funding, Inc. – FDIC Insured 7/30/10(a)	0.44%	26,000	26,000,000
Federal Farm Credit Bank 6/28/11(a)	0.17%	15,000	14,998,229
2/09/11(a)	0.18%	15,000	14,998,821
10/26/10(a)	0.19%	15,000	15,000,000
5/19/11(a)	0.19%	15,000	15,000,000
10/15/10(a)	0.55%	10,000	10,017,643
3/24/11(a)	0.75%	7,250	7,285,898
7/01/10	2.25%	5,700	5,718,238
Federal Home Loan Bank 8/01/11(a)	0.15%	10,000	9,995,590
7/20/11(a)	0.16%	13,000	12,989,617
7/28/10(a)	0.27%	10,000	10,000,000
Federal Home Loan Bank Discount Notes 5/12/10	0.13%-0.18%	31,900	31,898,426
5/19/10	0.14%-0.16%	26,900	26,897,998
6/23/10	0.16%-0.18%	55,000	54,986,603
5/26/10	0.16%	7,600	7,599,156
5/05/10	0.17%	45,000	44,999,164
5/07/10	0.17%	38,569	38,567,907
5/14/10	0.17%	30,000	29,998,213
5/17/10	0.17%	15,000	14,998,867
6/02/10	0.17%	14,900	14,897,748
6/09/10	0.17%	17,900	17,896,703
6/11/10	0.17%	8,100	8,098,432
6/18/10	0.17%	30,400	30,393,109
6/30/10	0.17%	26,000	25,992,850
6/04/10	0.18%	17,500	17,497,108
7/02/10	0.18%	14,400	14,395,536
7/16/10	0.19%	25,000	24,990,236
Federal Home Loan Mortgage Corp. 7/12/10(a)	0.19%	15,000	15,000,031
Federal Home Loan Mortgage Discount Notes 5/03/10	0.14%-0.15%	10,576	10,575,915

2	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

5/04/10	0.10%-0.17%	$55,205	$55,204,355
5/10/10	0.10%-0.14%	23,000	22,999,355
5/17/10	0.14%-0.16%	37,600	37,597,605
6/09/10	0.15%-0.17%	29,500	29,494,892
7/09/10	0.17%-0.19%	19,700	19,693,240
7/12/10	0.17%-0.18%	35,000	34,987,700
5/05/10	0.12%	5,000	4,999,933
5/12/10	0.17%	6,201	6,200,678
5/13/10	0.17%	35,000	34,998,075
5/25/10	0.17%	35,000	34,996,150
5/27/10	0.17%	25,000	24,997,021
5/28/10	0.17%	7,000	6,999,108
6/08/10	0.17%	2,000	1,999,641
6/14/10	0.17%	15,000	14,996,883
6/16/10	0.18%	15,000	14,996,646
7/19/10	0.18%	10,000	9,996,050
7/26/10	0.18%	10,000	9,995,819
8/23/10	0.23%	2,000	1,998,543
9/08/10	0.23%	10,000	9,991,694
10/05/10	0.25%	10,000	9,989,097
9/13/10	0.26%	10,000	9,990,250
10/04/10	0.30%	10,000	9,987,217
Federal National Mortgage Association 8/11/11(a)	0.16%	24,000	23,986,089
7/13/10(a)	0.19%	25,000	24,999,588
9/19/11(a)	0.22%	10,000	9,994,470
Federal National Mortgage Association Discount Notes 5/03/10	0.15%-0.16%	30,030	30,029,736
5/05/10	0.10%-0.17%	24,300	24,299,580
5/24/10	0.12%-0.13%	26,000	25,997,936
5/04/10	0.13%	5,500	5,499,940
5/12/10	0.13%	20,000	19,999,206
6/09/10	0.16%	9,750	9,748,310
5/06/10	0.17%	25,000	24,999,410
5/26/10	0.17%	12,677	12,675,503
6/14/10	0.17%	26,700	26,694,452
8/02/10	0.18%	16,000	15,992,560
5/19/10	0.18%	10,000	9,999,100
7/06/10	0.18%	15,000	14,995,050
7/07/10	0.18%	25,000	24,991,625
7/08/10	0.18%	25,000	24,991,500
7/14/10	0.18%	25,000	24,990,750
8/09/10	0.21%	25,700	25,685,008
9/20/10	0.24%	10,000	9,990,533
9/08/10	0.26%	23,850	23,827,608
11/15/10	0.34%	10,000	9,981,300

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills 7/08/10	0.15%	$20,000	$19,994,239

			1,449,161,483

Repurchase Agreements – 17.2%
Barclays Capital, 0.19%, dated 4/26/10 due 5/19/10 in the amount of $20,002,428 (collateralized by $19,849,000 U.S. Treasury Note, 2.625%, due 6/30/14, value $20,400,041)		20,000	20,000,000
Credit Suisse, 0.18%, dated 4/30/10 due 5/03/10 in the amount of $25,000,375 (collateralized by $25,335,000 U.S. Treasury Note, 1.0000%, due 8/31/11, value $25,500,632)		25,000	25,000,000
Greenwich, 0.18%, dated 4/21/10 due 5/11/10 in the amount of $35,003,500 (collateralized by $35,715,000 U.S. Treasury Notes, 2.50% to 3.375%, due 4/30/15 to 11/15/19, value $35,702,646)		35,000	35,000,000
Greenwich, 0.18%, dated 4/30/10 due 5/03/10 in the amount of $35,000,525 (collateralized by $35,485,000 U.S. Treasury Note, 1.50%, due 10/31/10, value $35,701,105)		35,000	35,000,000
HSBC Bank USA, 0.18, dated 4/30/10 due 5/03/10 in the amount of $55,000,825 (collateralized by $44,100,000 U.S. Treasury Bond, 6.25%, due 5/15/30, value $56,106,233)		55,000	55,000,000
Mizuho Securities, 0.18%, dated 4/30/10 due 5/03/10 in the amount of $75,001,125 (collateralized by $80,047,800 U.S. Treasury Bond & U.S. Treasury Note, 2.375% to 4.25%, due 3/31/16 to 5/15/39, value $76,600,076)		75,000	75,000,000

4	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UBS, 0.17%, dated 4/30/10 due 5/03/10 in the amount of $56,100,795 (collateralized by $57,410,000 U.S. Treasury Note, 1.75%, due 1/31/14, value $57,226,432)	$56,100	$56,100,000

		301,100,000

Total Investments – 100.0% (cost $1,750,261,483)		1,750,261,483
Other assets less liabilities – 0.0%		55,119

Net Assets – 100.0%		$1,750,316,602

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2010.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

FDIC – Federal Deposit Insurance Corporation

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010

Assets
Investments in securities, at value (cost $1,449,161,483)	$1,449,161,483
Repurchase agreement, at value (cost $301,100,000)	301,100,000
Cash	73,059
Interest receivable	68,071

Total assets	1,750,402,613

Liabilities
Administrative fee payable	30,642
Legal fee payable	15,062
Audit fee payable	13,571
Custody fee payable	11,163
Rating fee payable	5,000
Printing fee payable	4,329
Transfer Agent fee payable	1,504
Accrued expenses	4,740

Total liabilities	86,011

Net Assets	$1,750,316,602

Composition of Net Assets
Capital stock, at par	$875,157
Additional paid-in capital	1,749,438,237
Accumulated net realized gain on investment transactions	3,208

Net Assets	$1,750,316,602

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	1,750,313,394

Net Asset Value Per Share	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment Income
Interest		$2,333,559

Expenses
Temporary Guarantee Program (see Note G)	$194,973
Custodian	94,659
Administrative	87,452
Directors’ fees	43,144
Audit	42,788
Legal	34,087
Transfer agency	15,208
Printing	7,074
Registration fees	1,124
Miscellaneous	22,219

Total expenses		542,728

Net investment income		1,790,831

Realized Gain on Investment Transactions
Net realized gain on investment transactions		3,208

Net Increase in Net Assets from Operations		$1,794,039

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2010	Year Ended April 30, 2009
Increase in Net Assets from Operations
Net investment income	$1,790,831	$20,115,469
Net realized gain on investment transactions	3,208	114,258

Net increase in net assets from operations	1,794,039	20,229,727
Dividends to Shareholders from
Net investment income	(1,818,358)	(20,240,881)
Capital Stock Transactions
Net increase (decrease)	732,655,980	(773,797,860)

Total increase (decrease)	732,631,661	(773,809,014)
Net Assets
Beginning of period	1,017,684,941	1,791,493,955

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,750,316,602	$1,017,684,941

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”) which commenced operations on December 13, 2006. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	9

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government & Government Sponsored Agency Obligations	$—	$1,449,161,483	$—	$1,449,161,483
Repurchase Agreements	—	301,100,000	—	301,100,000

Total	$—	$1,750,261,483	$—	$1,750,261,483

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

5. Dividends and Distributions

The Fund declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

10	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Portfolio paid $87,452 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended April 30, 2010.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended April 30, 2010.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At April 30, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended April 30, 2010 and April 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,818,358	$20,240,881

Total taxable distributions	1,818,358	20,240,881

Total distributions paid	$1,818,358	$20,240,881

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$3,208

Total Accumulated Earnings	$3,208

During the current fiscal year, permanent differences were primarily due to a dividend reclassification that resulted in a decrease in distribution in excess of net investment income and a decrease to accumulated net realized gain on investments. These reclassifications had no effect on net assets.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2010	Year Ended April 30, 2009

Shares sold	20,203,938,920	17,659,167,917

Shares issued in reinvestment of dividends	1,818,358	20,240,881

Shares redeemed	(19,473,101,298)	(18,453,206,658)

Net increase (decrease)	732,655,980	(773,797,860)

NOTE E

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk–The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

12	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE G

Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the prior reporting period the Fund participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Fund “broke the buck”, meaning that the stable net asset value NAV of $1.00 per share that the Fund seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Fund must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Fund’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Fund paid a fee to the Treasury for its participation in the Program based on the Fund’s aggregate NAV on September 19, 2008. The fee for the Fund’s participation in the Program from May 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of

14	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

0.015%, both of which were based on the Fund’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Fund’s asset base over the entire extended program term. The Program ended on September 18, 2009.

NOTE H

Subsequent Events

As a money market fund, the Fund must meet the requirements of The Securities and Exchange Commission’s (“Commission”) Rule 2a-7 under the Investment Company Act of 1940. The Rule imposes strict conditions on the investment quality, maturity, and diversification of the Fund’s investments. Effective May 5, 2010, the Commission adopted amendments to Rule 2a-7. Among other things, the amended Rule 2a-7 requires that the Fund’s investments have (i) a remaining maturity of no more than 397 days, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. Rule 2a-7 imposes daily and weekly liquidity standards that require the Fund to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets. Rule 2a-7 also limits the Fund’s investments in illiquid securities to 5% of its total assets.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	15

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended April 30,			December 13, 2006(a) to April 30,
	2010	2009	2008	2007

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.00 (c)	.01	.04	.02
Net realized and unrealized gain on investment transactions(c)	.00	.00	.00	.00

Net increase in net asset value from operations	.00 (c)	.01	.04	.02

Less: Dividends
Dividends from net investment income	.00 (c)	(.01)	(.04)	(.02)

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(d)	.16%	1.49%	4.40%	1.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,750,317	$1,017,685	$1,791,494	$1,147,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.07%	.03%	.06	%(e)
Expenses, before waivers/reimbursements	.05%	.07%	.03%	.07	%(e)
Net investment income	.15%	1.59%	4.16%	5.14	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Fixed-Income Shares, Inc. and Shareholders of the Government STIF Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Government STIF Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Fixed-Income Shares, Inc.) as of April 30, 2010 and the statement of operations for the year end then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government STIF Portfolio at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2010

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	17

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 100% of its ordinary dividends as qualified interest income.

18	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	19

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., +, # 77 Chairman of the Board (1990)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	92	None

John H. Dobkin, # 68 (1993)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	90	None

20	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2006)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	90	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of the Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director of one or more of the AllianceBernstein Funds since 1982.	90	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	21

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	90	None

Marshall C. Turner, Jr., # 68 (2006)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	90	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

22	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS*, AGE and (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	90	None

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the fund.

+	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	23

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Raymond J. Papera 54	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Maria R. Cona 55	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2005.

Edward J. Dombrowski 32	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

John Giaquinta 46	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

24	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	25

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of the Government STIF Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors noted that the Portfolio is a money market fund used for the short-term investment of cash portions of institutional client accounts of the Adviser, including most of the AllianceBernstein Funds (the “AFIS Investors”). The directors also noted that no advisory fee is payable by the Portfolio except that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the request of the Portfolio by employees of the Adviser or its affiliates and that a similar provision is included in the Adviser’s advisory agreements with most of the AllianceBernstein Funds. However, the directors also noted that the Adviser is indirectly compensated for its services to the Portfolio by the AFIS Investors. The AFIS Investors pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

26	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement (zero). The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency services to the Portfolio, and that the profitability methodology attributed

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	27

revenues and expenses to the Portfolio relating to the AFIS Investors. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including in the case of the Portfolio, the fact that it does not pay an advisory fee. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable. The directors also considered that the Adviser bears certain costs in order to provide services to the Portfolio.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the expense reimbursements payable under the Advisory Agreement (noting that the advisory fee for the Portfolio is zero), including the transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also noted that the Adviser is compensated by the AFIS Investors for providing advisory services to them. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Portfolio as compared with the Lipper Money Market Funds Average (the “Lipper Average”), in each case for the 1-year period ended July 31, 2009 and (in the case of comparisons with the Lipper Average) for the since inception period (December 2006 inception). The directors noted that on a gross return basis, the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that the Portfolio outperformed the Lipper Average in the 1-year and since inception periods. Based on their review, and taking into account the short performance history of the Portfolio, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common

28	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

asset level. The directors also reviewed certain information showing the fees paid to the Adviser by the AFIS Investors and the fees paid to the Adviser by other money market funds advised by the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that although the fees paid by the AFIS Investors to the Adviser vary, the portion of such fees deemed by the Adviser to be attributable to cash management services is the same for each AFIS Investor.

In considering the fee arrangements in respect of the Portfolio (including the payments to the Adviser by the AFIS Investors), the directors took into account the complexity of investment management for the Portfolio relative to other types of funds. The directors evaluated the process of investing in the Portfolio as compared to investments in other types of securities. Based on their review, the directors concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients higher fees than it charged the Portfolio for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered information provided by Lipper showing the total non-advisory expense ratio of the Portfolio compared with the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by the Portfolio, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The non-advisory expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors took note that it was likely that the non-advisory expense ratios of some funds in the Portfolio’s Lipper category also were

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	29

lowered by reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that the Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the AllianceBernstein Funds that invest in the Portfolio incorporate breakpoints.

30	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

ADVISORY FEES AND EXPENSE REIMBURSEMENTS & RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is meant to provide an investment option to institutional clients of the Adviser, including most of the AllianceBernstein Mutual Funds, with the exception of AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Exchange Reserves and

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Portfolio does not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	31

AllianceBernstein Corporate Income Shares, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be indirectly compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2009 and September 30, 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Government STIF Portfolio	$1,137.8	$896.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $112,394 (0.01% of the Portfolio’s average daily net assets) for providing such service.

Set forth below is the total expense ratio of the Portfolio, annualized for the most recent annual period:

Portfolio	Total Expense Ratio (4/30/09)	Fiscal Year
Government STIF Portfolio	0.07%	April 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed by the Portfolio for a

32	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

portion of these expenses. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to an institutional account that has a somewhat similar investment style as the Portfolios. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as that of the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratios of the Portfolio to that of the Portfolio’s Lipper Expense Group (“EG”)3 and Lipper Expense

3	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	33

Universe (“EU”)4 peers. Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. It should be noted that Lipper selected institutional funds5 for the Portfolio’s peers. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is compared to the non-management fee expense ratio, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of the Portfolio’s EG and EU peers that pay an advisory fee. The result of Lipper’s comparison is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.070	0.229	1/14	0.210	1/48

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Portfolio. The Portfolio does not pay an advisory fee to the Portfolio. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which was positive in 2008, was calculated using a weighted average of the profitability of the institutional clients that invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a

4	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

5	Lipper does not differentiate between institutional portfolios and institutional share classes of retail portfolios.

34	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $15,233 during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,6 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli7 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.8 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and

6	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

7	The Deli study was originally published in 2002 based on 1997 data.

8	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	35

investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $498 billion as of September 30, 2009, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return of the Portfolio relative to the median of the Portfolio’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended July 31, 2009.9

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF 1 Year	1.05	1.20	1.14	11/14	29/46

Set forth below is the 1 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:10

	Periods Ending July 31, 2009 Annualized Net Performance
	1 Year (%)	Since Inception (%)
Government STIF Portfolio	0.83	2.92
Lipper Money Market Funds Average	0.79	2.64
Lipper Institutional U.S. Government Money market Funds Average	0.74	2.78
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

9	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

10	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2009.

36	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	37

AllianceBernstein Family of Funds

NOTES

38	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	39

NOTES

40	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0151 -0410

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Fixed Income Shares
Prime STIF Portfolio	2009	$—	$—	$—
	2010	$—	$—	$—

Government STIF Portfolio	2009	$35,800	$1,816	$19,100
	2010	$33,030	$—	$12,408

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed Income Shares
Prime STIF Portfolio	2009	$—	$—
			$—
			$—
	2010		$—
			$—
			$—
Government STIF Portfolio	2009	$460,445	$20,916
			$(1,816)
			$(19,100)
	2010	$719,514	$12,408
			$—
			$(12,408)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed Income Shares, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2010